SEGMENT REPORTING (Tables)	12 Months Ended
Dec. 31, 2021
SEGMENT REPORTING
Schedule of geographic area information includes revenue

The following geographic area information includes net revenues based on location of players for the years ended December 31, 2019, 2020 and 2021:

	2019	2020	2021	2021
	RMB	RMB	RMB	US$
				(Note 3)
Greater China	182,107	625,488	1,278,918	200,690
Other areas	159,388	—	134,596,222	21,121,084
Total	341,495	625,488	135,875,140	21,321,774